UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

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June 30, 2006
Semi-Annual Report
Calvert First Government
Money Market Fund

Calvert

Investments that make a difference

a UNIFI company

Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
5

Statement of Net Assets
7

Statement of Operations
9

Statements of Changes in Net Assets
10

Notes to Financial Statements
12

Financial Highlights
15

Explanation of Financial Tables
18

Proxy Voting and Availability of Quarterly Portfolio Holdings
20

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Dear Shareholder:

Over the six-month period ended June 30, 2006, the U.S. economy and markets have entered a volatile, uncertain period. Continued conflict in the Middle East and rising oil prices--coupled with rising interest rates and inflation concerns--are causing investor jitters in both the stock and bond markets.

Despite these challenges, the economy appears to be on a relatively strong footing, with employment at historic highs and solid corporate profits.

The bond market is also coping with credit and interest-rate uncertainty, as well as ambiguity regarding the Federal Reserve's direction. It is likely this market uncertainty will continue as long as the economic factors noted above persist.

The Impact of Rate Increases

As the Fed pushed short-term rates higher--up 1% to 5.25% over the reporting period--the inverted yield curve flattened, with interest rates rising across all maturities--from rates on short-term money markets to those on long-term Treasury bonds. Then, mixed signals from the Fed caused the yield curve to steepen--with yields on long-term Treasury bonds rising--before slightly inverting again.

Bond prices saw a general decline by the end of the period in response to rising rates, while money market investors were rewarded with higher yields. We believe at this point that the Fed's future actions will be based on how the economy unfolds over the next several months.

A Long-Term, Disciplined Outlook

As we look ahead, we believe it's both a rewarding and challenging environment for fixed-income investors. While investors can potentially benefit from higher income and yields from rising rates over the long term, declining prices for existing bonds and market fluctuations can prove challenging.

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond and money-market funds. We encourage you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

Confidence in Our Fixed-Income Expertise

Calvert's expertise in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has continually refined its investment process.

The effectiveness of our management strategies has been reflected in our results across many venues, including press accolades and media appearances by our managers. In a 2006 survey conducted by Barron's, Calvert was named among the top five taxable bond fund families for the one-year period ended December 31, 2005.1

You can be assured our fixed-income management team will strive to deliver this same level of quality and results for all of our fixed-income products as we move ahead.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. We look forward to continuing our service to you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2006

1. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, bond prices decrease. *Calvert was ranked #3 out of 65 fund complexes. Results were compiled by Lipper for the eleventh annual Fund Families Survey by Barron's, Feb 6, 2006 issue. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/05. The ranking used a weighted average ranking system to assess asset-weighted performance, net of 12b-1 fees. The asset size of each fund in the taxable bond fund category accounted proportionately for the fund family's ranking in that category.

Investors should carefully consider the investment objective, risks, charges, and expenses of a mutual fund before investing. For a prospectus containing this and other information on any Calvert mutual fund, contact your financial advisor or call 1.800.CALVERT. Please read the prospectus carefully before investing.

Portfolio Managers
James B. O'Boyle

Thomas A. Dailey

Fund Information primary investments taxable money market NASDAQ symbol FVRXX CUSIP number 131577-10-8

Calvert First Government Money Market Fund

Performance

For the six-month reporting period ended June 30, 2006, Calvert First Government Money Market Fund Class O shares returned 1.98%. The Fund's benchmark, the Lipper Government Money Market Funds Average, returned 1.94% for the same period.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

During the reporting period, we continued to hold variable-rate securities, whose rates adjust with changes in short-term rates. In doing so, we positioned the Portfolio to take advantage of the rising money-market rates that resulted as the FOMC continued to raise the Fed funds rate through June 30, 2006. At the same time, we purchased one-year agency securities to extend the average maturity of the portfolio, since we believe the FOMC is nearing the end of its increases in the Fed funds rate. As of June 27, 2006, the average government money market fund had an average days-to-maturity of 33 days, while that of the Fund was 37 days.2

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable over the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

Given this outlook, we believe the Fund is well positioned for the coming period.

July 2006

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2006, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield rose 0.93%, to 5.01%.

2. iMoneynet, June 28, 2006.

Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio
statistics

weighted
average maturity
6.30.06	37 days
12.31.05	30 days

Class O
average annual
total return
as of 6.30.06
1 year	3.57%
5 year	1.62%
10 year	3.26%

Class B
average annual
total return
as of 6.30.06
1 year	2.26%
5 year	0.66%
Since inception	1.82%
3/31/98

Class C
average annual
total return
as of 6.30.06
1 year	2.25%
5 year	0.66%
Since inception	1.78%
3/31/98

7-day simple/
effective yield
as of 6.30.06
Class O	4.41%/4.50%
Class B	3.17%/3.22%
Class C	3.17%/3.22%

Investment Allocation	(% of Total Investments)

Taxable Variable Rate
Demand Notes	52.5%

U.S. Government
Agencies and
Instrumentalities	40.6%

Repurchase Agreement	6.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees on Class B and C shares; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on Class B and C shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Class O
Actual	$1,000.00	$1,020.00	$3.66
Hypothetical	$1,000.00	$1,021.17	$3.66
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,013.50	$9.98
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,013.40	$9.98
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.73%, 2.00% and 2.00% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2006

	Principal
Taxable Variable Rate Demand Notes - 51.7%	Amount	Value
Overseas Private Investment Corp.:
5.28%, 11/15/13, GA: US Government (r)	$13,953,489	$13,953,489
5.28%, 5/15/21, GA: US Government (r)	5,000,000	5,000,000
Post Apartment Homes LP, 5.35%, 7/15/29, CA: Fannie Mae (r)	35,615,000	35,615,000
Rural Electric Coop Grantor Trust Certificates, 5.32%, 12/18/17,
BPA: JPMorgan Chase Bank (r)	34,830,000	34,830,000

Total Taxable Variable Rate Demand Notes (Cost $89,398,489)		89,398,489

U.S. Government Agencies and Instrumentalities - 40.1%
Fannie Mae, 3.25%, 7/12/06	1,000,000	999,851
Fannie Mae Discount Notes:
12/29/06	1,000,000	977,476
3/30/07	1,000,000	962,600
4/27/07	1,000,000	958,208
6/1/07	3,000,000	2,855,782
Federal Home Loan Bank:
STEP, 4.45%, 7/11/06 (r)	2,000,000	2,000,000
5.136%, 7/21/06 (r)	1,000,000	1,000,000
STEP, 4.50%, 8/9/06 (r)	1,000,000	1,000,000
4.60%, 10/20/06	1,000,000	1,000,000
4.50%, 11/3/06	1,000,000	1,000,000
5.30%, 1/29/07	1,000,000	1,000,000
5.00%, 2/9/07	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes, 7/3/06	40,000,000	39,989,245
Freddie Mac:
4.50%, 11/3/06	500,000	500,000
2.30%, 12/26/06	1,000,000	988,214
STEP, 3.00%, 4/12/07	1,081,000	1,062,645
Freddie Mac Discount Notes:
8/22/06	1,000,000	994,280
9/19/06	1,765,000	1,747,507
11/1/06	500,000	492,338
1/9/07	1,000,000	976,000
2/16/07	1,000,000	969,333
3/6/07	1,000,000	966,796
4/3/07	2,000,000	1,924,521
4/18/07	1,000,000	959,503
5/1/07	1,000,000	957,862
5/18/07	1,000,000	955,417
5/29/07	1,000,000	953,243

Total U.S. Government Agencies and Instrumentalities (Cost $69,190,821)		69,190,821

	Principal
Repurchase Agreement - 6.8%	Amount	Value
State Street Corp. Repurchase Agreement, 4.50%, 7/3/06
(Repurchase proceeds $11,804,425)
(Collateral: $12,158,900, U.S. Treasury Notes, 4.625%, 8/15/08)	$11,800,000	$11,800,000

Total Repurchase Agreement (Cost $11,800,000)		11,800,000

TOTAL INVESTMENTS (Cost $170,389,310) - 98.6%		170,389,310
Other assets and liabilities, net - 1.4%		2,350,638
Net Assets - 100%		$172,739,948

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 169,469,588 shares outstanding		$169,466,166
Class B: 1,957,730 shares outstanding		1,957,633
Class C: 1,304,663 shares outstanding		1,304,559
Undistributed net investment income		11,590

Net Assets		$172,739,948

Net Asset Value Per Share
Class O (based on net assets of $169,477,389)		$1.00
Class B (based on net assets of $1,957,817)		$1.00
Class C (based on net assets of $1,304,742)		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

CA: Collateral Agreement
BPA: Bond-Purchase Agreements
GA: Guaranty Agreement
LP: Limited Partnership
STEP: Stepped coupon bonds for which the coupon rate of interest will adjust on specified future dates.

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$3,960,975

Expenses:
Investment advisory fee	211,935
Transfer agency fees and expenses	124,922
Distribution plan expenses:
Class B	9,230
Class C	6,069
Trustees' fees and expenses	5,424
Accounting fees	18,970
Administrative fees:
Class O	208,083
Class B	2,307
Class C	1,517
Custodian fees	13,924
Registration fees	24,005
Reports to shareholders	19,535
Professional fees	9,551
Miscellaneous	8,752
Total expenses	664,224
Reimbursement from Advisor:
Class B	(5,492)
Class C	(4,759)
Fees waived:
Class O	(999)
Class B	(11)
Class C	(7)
Fees paid indirectly	(13,696)
Net expenses	639,260

Net Investment Income	3,321,715

Increase (Decrease) in Net Assets
Resulting from Operations	$3,321,715

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$3,321,715	$4,285,778
Net realized gain (loss)	--	1,419

Increase (Decrease) in Net Assets
Resulting from Operations	3,321,715	4,287,197

Distributions to shareholders from
Net investment income:
Class O shares	(3,286,338)	(4,231,965)
Class B shares	(24,593)	(27,509)
Class C shares	(16,191)	(15,819)
Total distributions	(3,327,122)	(4,275,293)

Capital share transactions:
Shares sold:
Class O shares	64,800,125	99,664,111
Class B shares	682,142	1,042,227
Class C shares	584,345	1,073,173
Reinvestment of distributions:
Class O shares	3,248,426	4,144,253
Class B shares	22,735	24,260
Class C shares	12,947	14,339
Shares redeemed:
Class O shares	(64,185,136)	(116,416,073)
Class B shares	(795,147)	(1,880,108)
Class C shares	(613,081)	(1,273,257)
Total capital share transactions	3,757,356	(13,607,075)

Total Increase (Decrease) in Net Assets	3,751,949	(13,595,171)

Net Assets
Beginning of period	168,987,999	182,583,170
End of period (including undistributed net investment income of $11,590 and $16,997, respectively)	$172,739,948	$168,987,999

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2006	2005
Shares sold:
Class O shares	64,800,045	99,664,047
Class B shares	682,142	1,042,227
Class C shares	584,345	1,073,173
Reinvestment of distributions:
Class O shares	3,248,426	4,144,253
Class B shares	22,735	24,260
Class C shares	12,947	14,339
Shares redeemed:
Class O shares	(64,185,136)	(116,416,073)
Class B shares	(795,147)	(1,880,108)
Class C shares	(613,081)	(1,273,257)
Total capital share activity	3,757,276	(13,607,139)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $34,997 was payable at period end. In addition $18,652 was payable at period end for operating expenses paid by Advisor during June 2006.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2007. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $34,997 was payable at period end. For the six months ended June 30, 2006, CASC waived $999, $11, and $7 of its fee in Class O, Class B, and Class C, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $2,567 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $54,742 for the six months ended June 30, 2006. Under terms of the agreement, $9,021 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2006 for federal income tax purposes was $170,389,310.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2006, purchases and sales transactions were $271,340,000 and $270,400,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$16,554	5.41%	$1,383,380	March 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.020	.025	.007
Distributions from
Net investment income	(.020)	(.025)	(.007)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.98%	2.50%	0.66%#
Ratios to average net assets: A
Net investment income	3.94% (a)	2.46%	.65%
Total expenses	.75% (a)	.76%	.78%
Expenses before offsets	.75% (a)	.76%	.77%
Net expenses	.73% (a)	.75%	.77%
Net assets, ending (in thousands)	$169,477	$165,619	$178,215

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.005	.012	034
Distributions from
Net investment income	(.005)	(.012)	(.034)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	0.52%	1.19%	3.45%
Ratios to average net assets: A
Net investment income	.53%	1.18%	3.39%
Total expenses	.78%	.75%	.77%
Expenses before offsets	.78%	.75%	.77%
Net expenses	.77%	.75%	.76%
Net assets, ending (in thousands)	$175,282	$205,780	$227,259

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.013	.012	**
Distributions from
Net investment income	(.013)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.33%	1.25%	.03%
Ratios to average net assets: A
Net investment income	2.66% (a)	1.15%	.03%
Total expenses	2.61% (a)	2.45%	2.30%
Expenses before offsets	2.02% (a)	2.01%	1.42%
Net expenses	2.00% (a)	2.00%	1.41%
Net assets, ending (in thousands)	$1,958	$2,048	$2,862

		Years Ended
	December 31,	December 31	December 31,
Class B Shares	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.001	.021
Distributions from
Net investment income	**	(.001)	(.021)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.02%	.06%	2.15%
Ratios to average net assets: A
Net investment income	.01%	.09%	1.57%
Total expenses	2.14%	2.17%	3.27%
Expenses before offsets	1.30%	1.78%	2.01%
Net expenses	1.30%	1.78%	2.00%
Net assets, ending (in thousands)	$2,944	$4,874	$1,898

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.013	.012	**
Distributions from
Net investment income	(.013)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.33%	1.24%	.03%
Ratios to average net assets: A
Net investment income (loss)	2.67% (a)	1.20%	.03%
Total expenses	2.80% (a)	2.74%	2.70%
Expenses before offsets	2.02% (a)	2.01%	1.43%
Net expenses	2.00% (a)	2.00%	1.43%
Net assets, ending (in thousands)	$1,305	$1,320	$1,506

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.001	.021
Distributions from
Net investment income	**	(.001)	(.021)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.02%	.08%	2.18%
Ratios to average net assets: A
Net investment income	(.02%)	.11%	1.82%
Total expenses	2.65%	2.72%	3.16%
Expenses before offsets	1.33%	1.80%	2.03%
Net expenses	1.33%	1.79%	2.00%
Net assets, ending (in thousands)	$1,038	$1,303	$1,737

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

# On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 8, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: August 29, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: August 29, 2006